Note 7 - Commitments and Contingencies	6 Months Ended
Jun. 30, 2026
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]

7. Commitments and Contingencies

As of June 30, 2026, future gross minimum revenues under non-cancellable time charter agreements total $10.0 million. The entire amount is due in the period ending June 30, 2027. Future gross minimum revenues also include revenues deriving from four index linked charter agreements using the index rate at the commencement date of the agreement, in compliance with ASC 842. In arriving at the future gross minimum revenues, the Company has deducted an estimated one off-hire day per quarter plus estimated off-hire time required for scheduled intermediate and special surveys of the vessels, if applicable. Such off-hire estimate may not be reflective of the actual off-hire in the future. In addition, the actual revenues could be affected by early delivery of the vessel by the charterers or any exercise of the charterers’ options to extend the terms of the charters, which however cannot be estimated and hence not reflected above.

As of June 30, 2026, the Company had under construction two ultramax bulk carriers and two kamsarmax bulk carriers with an outstanding amount of $131.5 million. An amount of $56.2 million is payable in the period ending June 30, 2027 and an amount of $75.3 million is payable in the period ending June 30, 2028. The Company intends to finance these commitments with debt financing and own cash.

There are no material legal proceedings to which the Company is a party or to which any of its properties are subject, other than routine litigation incidental to the Company's business.  In the opinion of the management, the disposition of these lawsuits should not have a material impact on the consolidated results of operations, financial position and cash flows.